UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2015
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CHAMBERS STREET PROPERTIES
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation)	001-35933 (Commission File Number)	56-2466617 (IRS Employer Identification Number)

47 Hulfish Street, Suite 210 Princeton, NJ (Address of principal executive offices)	08542 (Zip Code)

609-683-4900
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On May 5, 2015, Chambers Street Properties (the “Company”) issued a press release regarding its financial results for the quarter ended March 31, 2015. Also on May 5, 2015, the Company made available on its website at www.ChambersStreet.com certain supplemental information regarding the Company’s financial results and operations for the quarter ended March 31, 2015. The Company is attaching the press release as Exhibit 99.1 and the supplemental information as Exhibit 99.2 to this Current Report on Form 8-K.
The information (including Exhibits 99.1 and 99.2) being furnished pursuant to this “Item 2.02. Results of Operations and Financial Condition” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure.
As discussed in Item 2.02 above, the Company issued a press release regarding its financial results for the quarter ended March 31, 2015 and made available on its website certain supplemental information relating thereto.
The information (including Exhibit 99.1) being furnished pursuant to this “Item 7.01. Regulation FD Disclosure” shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing. This information will not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 8.01	Other Information.
On April 28, 2015, the Board of Trustees of the Company approved a monthly distribution of $0.0425 per common share for each of the months of July, August and September of 2015. The July dividend will be paid on August 10, 2015 to all shareholders of record on July 31, 2015, the August dividend will be paid on September 9, 2015 to all shareholders of record on August 31, 2015, and the September dividend will be paid on October 8, 2015 to all shareholders of record on September 30, 2015.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by the Company on May 5, 2015.
99.2	Supplemental Information for the period ended March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMBERS STREET PROPERTIES

Dated: May 5, 2015	By:	/s/ MARTIN A. REID
	Name:	Martin A. Reid
	Title:	Interim President and Chief Executive Officer, and Chief Financial Officer